Impairment of Long-Lived Assets Charges	12 Months Ended
Dec. 31, 2014
Impairment Charges of Long-Lived Assets
Impairment Charges of Long-Lived Assets

5. Impairment Charges of Long-Lived Assets

The Group reviews its long-lived assets, principally property and equipment, for impairment at the restaurant level. The Group uses one year of operating losses as the primary indicator of potential impairment for the annual impairment testing of these restaurant assets. If an indicator of impairment exists for any of the assets, an estimate of undiscounted future cash flows over the life of the primary asset for each restaurant is compared to that long-lived asset’s carrying value. If the carrying value is greater than the undiscounted cash flow, the Group then determines the fair value of the asset. If an asset is determined to be impaired, the loss is measured by the excess of the carrying amount of the asset over its fair value.

The Group determined the fair value of the impaired long-lived assets at the restaurant level based on current economic conditions and historical experience. For stores that are underperforming but remain in operations, the asset measurements are estimated based on discounted cash flow method using significant unobservable inputs including management forecast of future restaurant sales. For stores which have been closed, the Company typically fully impairs the remaining assets as a result the inability to recover any value from the closed stores assets. The Group recorded RMB13,820, RMB8,594 and RMB7,864 ($1.3 million) of impairment losses for certain long-lived assets from restaurants that were either underperforming or closed during the years ended December 31, 2012, 2013 and 2014, respectively.